UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): August 14, 2007
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01 Other Events
On August 14, 2007, MedCath Corporation (MedCath or the Company) announced development plans for a new 105 bed capacity general acute care hospital in Kingman, Arizona. Construction of the approximately 200,000 square foot Hualapai Mountain Medical Center is expected to begin early calendar 2008 and is anticipated to be completed in the fall of 2009. The hospital will be developed jointly with local physicians who collectively will own approximately 21.9% of the limited liability company that will own the hospital, with MedCath owning approximately 78.1%. A copy of the press release is included as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Press Release dated August 14, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: August 16, 2007	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer